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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                           Date of Report: October 1, 1996



                             MORRISON KNUDSEN CORPORATION
                    (formerly Washington Construction Group, Inc.)


                            Commission File Number 1-12054



                                A Delaware corporation

                      IRS Employer Identification No. 33-0565601



                      MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                     208/386-5000


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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

    On October 1, 1996, the registrant announced the resignation of Denis M. Slavich, Executive Vice President and Chief Financial Officer of the registrant; and the resignations of Thomas F. Kealey, Senior Vice President, and Gregg A. Crockett, Vice President and Controller. See the press release attached hereto as Exhibit 99.1.





                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MORRISON KNUDSEN CORPORATION


October 1, 1996                             /s/ Stephen G. Hanks
                                       By: -------------------------
                                            Stephen G. Hanks
                                            Executive Vice President and
                                            Chief Legal Officer


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